UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2023

Baker Hughes Company	Baker Hughes Holdings LLC
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston,	Texas	77079-1121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040	-	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
In the third quarter of 2023, Baker Hughes Company (“Baker Hughes”, “the Company”, “we”, or “our”) and its main operating subsidiary, Baker Hughes Holdings LLC (“BHH LLC”), announced a realignment of product lines within our Industrial & Energy Technology (“IET”) segment.
Effective October 1, 2023, IET began operating through five product lines - Gas Technology Equipment, which will now include the Pumps business; Gas Technology Services; Industrial Solutions, which brings together the Condition Monitoring and PSI businesses, along with IET Digital initiatives; Industrial Products, which brings together the Inspection business with the Valves and Gears businesses; and a newly formed product line, Climate Technology Solutions (“CTS”), which will focus on serving the energy transition, combining our CCUS, hydrogen, clean power and emissions abatement capabilities, that were previously reported in each of the individual IET product lines. This revised view of our IET product lines will be included in our disclosures starting in the fourth quarter of 2023.
Baker Hughes and BHH LLC have prepared unaudited historical consolidated financial information (“Financial Supplement”) based on the new IET product line alignment. Such information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Current Report on Form 8-K should be read in conjunction with Baker Hughes’ and BHH LLC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and their Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023, and September 30, 2023. Baker Hughes and BHH LLC are both Securities and Exchange Commission registrants with separate filing requirements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Financial Supplement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: December 19, 2023	By:	/s/ Fernando Contreras
Fernando Contreras Vice President, Legal Governance and Corporate Secretary

BAKER HUGHES HOLDINGS LLC

Dated: December 19, 2023	By:	/s/ Fernando Contreras
Fernando Contreras Vice President, Legal Governance and Corporate Secretary